EXHIBIT 32.1
SECTION 1350 CERTIFICATION

CERTIFICATION PURSUANT TO
13 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Enviro Voraxial Technology, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John A. DiBella, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 13 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13th, 2015

/s/ John A. Di Bella
John A. Di Bella
Chief Executive Officer and Principal Financial Officer